SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 1, 2001.

                          AVIATION HOLDINGS GROUP, INC.
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               (Exact name of registrant as specified in charter)

        Delaware                      000-30510                   22-2545898
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(State or other jurisdic-      (Commission File Number)         (IRS Employer
 tion of incorporation)                                      Identification No.)

15675 N.W. 15th Avenue, Miami, FL                                    33169
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(Address of principle executive offices)                           (Zip Code)

Registrant's telephone number, including area code 305-624-6700

                                      N/A
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         (Former name or former address, if changed since last report.)

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Item 3. Bankruptcy or Receivership.

      On March 1, 2001, Aviation Holdings Group, Inc. (the "Registrant") and Aviation Holdings International, Inc., its only operating subsidiary, filed voluntary petitions for bankruptcy (the "Bankruptcy Filings") under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (Case Numbers BK01-0618 and BK01-0619). No trustee, receiver or examiner has been appointed and the Registrant is continuing to operate as a debtor in possession.

      On March 6, 2001, Aviation Holdings Group, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated herein in its entirety by reference.

Item 7. Financial Statement, Pro Forma Financial Statements and Exhibits.

(c)   Exhibits

99    Press Release issued by Aviation Holdings Group, Inc. on March 6, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AVIATION HOLDINGS GROUP, INC.


Date: March 6, 2001                    By: /s/ Joseph Janusz
                                          -------------------------------------
                                          Name: Joseph Janusz
                                          Title: Secretary

                                  EXHIBIT INDEX

      The following exhibits are hereby filed as part of this Form 8-K:

      Exhibit           Description
      Number

      99                Press Release issued by Aviation Holdings Group, Inc. on
                        March 6, 2001


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